Exhibit 10.16

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
Work Order No.:
Customer Name:
LEAP3 WORK ORDER
     This document (hereafter, this “Work Order”) constitutes a “Work Order” as described in Article 1 (“Professional Services”) of that certain Implementation Project Master Service Agreement dated (the “Agreement”), by and between QCSI Puerto Rico, Inc., (“QCSI”) and Triple-S, Inc., a Puerto Rico corporation (“Customer”). Either or both of the entities may be referred to as a “party” or the “parties.”
     This Work Order is hereby incorporated into the Agreement and is expressly made subject to all of the terms and conditions set forth therein. To the extent that there is any inconsistency between the Agreement and this Work Order, the Agreement shall control except as expressly provided herein to the contrary. Capitalized terms used herein shall have the same meanings as are set forth in the Agreement, unless the context herein requires otherwise.
NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:
I.	Definitions

QCSI and Customer agree that the following terms shall have their respective meanings:

Associate Product Consultant(s) shall mean consultants that are enrolled in the QCSI knowledge transfer program that have yet to achieve bachelor certification.

Certified Product Consultant(s) shall mean consultants that have achieved bachelor certification via the QCSI knowledge transfer program for the Software (defined below).

Client Specific Solutions Blueprint (CSSB) is the process by which any client-specific solution involving the creation of adhoc sql code, stored procedure, or any other mechanism that inserts, updates, deletes, or otherwise modifies data within any QNXT defined data schema would be approved, evaluated and/or developed. For greater certainty, to the extent that QCSI develops any adhoc sql code, stored procedure, or any other mechanism that inserts, updates, deletes, or otherwise modifies data within any QNXT defined data schema such development will be considered a “Deliverable,” and therefore subject to Article 13 of the Agreement.

Discovery Documents include but are not limited to an Outcome Solution Questionnaire (defined below), along with relevant and material items to be provided by the Customer and used to ascertain Customer’s business requirements.

Discover Project Agreement or DPA is a prior agreement between the parties dated November 17, 2006, regarding certain completed phases of LEAP[3].

Introductory Meeting means a meeting whereby QCSI and Customer both participate and define the guidelines for LEAP[3], resolve questions and/or concerns relating to completing the Solutions Discovery Questionnaire or collecting the required Discovery Documents.
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Job Schedule means the production schedule of computing tasks and jobs that must be executed by Customer on a daily, weekly, monthly, or other frequency to, as examples, load claims, address member eligibility, complete claim adjudication, and calculate provider capitation.

Lead Technical Consultant(s) shall mean seasoned information technology consultants that have: (a) one or more QNXT (defined below) certifications on the current QNXT Release (or one Release back); (b) minimally two (2) years of QNXT Professional Services working experience; and (c) the ability, as determined by QCSI, to lead the technical aspects of a QNXT implementation

Outcome Document means the document developed by the parties, and approved in writing by both QCSI and Customer, which outlines and specifies the measurements for the desired results of this Work Order.

Outcome Solution Questionnaire means the document used by the parties to capture Customer’s necessary input concerning Customer’s high level business requirements, and utilized to initiate the Discover phase of LEAP[3] which is more fully described herein.

Production Cut-Over Schedule means production computing jobs defined by Customer , with assistance from QCSI, during LEAP[3] that have to process prior to migrating from Customer’s existing system, and a listing (execution order and time) of those jobs that must process once the Software is implemented in Customer’s production environment.

Project means the mutually agreed Professional Services undertaking by QCSI, on behalf of the Customer, to which this Work Order applies.

Project Schedule means a customized assessment and work plan created by QCSI with the assistance and input of Customer. The Project Schedule will include project tasks with durations, estimated start and finish dates, estimated milestone dates, work effort, baseline estimates and actuals, and the QCSI and Customer resources assigned to the Action Team, the Steering Committee, and other resources to be utilized during LEAP[3]. QCSI will utilize the detailed status reports that will come from the Action Team to update the Project Schedule on a periodic basis.

QCSI Project Manager(s) shall mean the project management professional consultants responsible for management and effective delivery of the applicable QNXT solution driven by Customer outcomes. The QCSI Project Manager is responsible for managing all phases of the Project including overall work plan, scope, issue, and risk management. The QCSI Project Manager is either Project Management Professional (“PMP”) or QNXT certified, or both.

QCSI Program Manager(s) shall mean the program management professional consultant responsible for determining and coordination the sharing of resources (QCSI and Triple-S) among their constituent projects to the overall benefit of the program; and who is responsible for oversight of Customer strategic outcomes.

Senior Business Consultant(s) shall mean highly trained and skilled consultants that have: (a) achieved at least bachelor certification via the QCSI knowledge transfer program for the Software; (b) several years of health plan industry experience; (c) experience leading QCSI
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software product implementations and/or upgrade migrations (from a Product perspective, not project perspective).

Senior Product Consultant(s) shall mean consultants that have: (a) achieved at least bachelor certification via the QCSI knowledge transfer program for the Software; (b) participated in at least one (1) end-to-end QCSI software product implementation; and (c) been engaged in QCSI software product implementations for at least a total of two (2) years.

Senior Technical Consultant(s) shall mean information technology consultants that have: (a) demonstrable knowledge in regards to QNXT installations and QNXT technical configurations; (b) working knowledge of Microsoft SQL Server and SQL language; and (c) one or more QNXT certifications on the current QNXT release (or one release back) as well as other technical certifications.

Solution Blueprint Document means the document(s) describing the configuration of the Software based on the Customer’s business requirements and desired outcome(s).

Technical Consultant(s) shall mean information technology consultants that are enrolled in the QCSI knowledge transfer program that have yet to achieve certification.

Third Party Vendor or “TP” means a Person (as defined in the Agreement) with whom QCSI maintains a business relationship as of the Effective Date this Work Order, the names of such Persons are included in Exhibit A.

Validation Activities mean the use of the Validation Criteria (defined below) to verify that the Software is configured in accordance with the Solutions Blueprint Document.

Validation Criteria means those test plans and use cases to be mutually agreed by the parties and utilized during Validation Activities.

II.	Scope of Work and Deliverables
(A)	Summary
The Professional Services described herein will be delivered within the context of LEAP3. The obligations and deliverables are described herein for each phase of LEAP3. As further detailed in this Work Order, QCSI shall provide the following Professional Services:
a.	Program Management Services

b.	Project Management Services

c.	Business and Configuration Consulting

d.	Business Process Transformation Consulting

e.	End User Training Development Consulting

f.	Unit and Integrated Testing Consulting

g.	Architecture and Integration Consulting

h.	Conversion, Integration and Reporting Analysis and Development Services

i.	Knowledge Transfer Consulting

j.	Go Live Services

k.	Coordination of TP implementation(s) as required to comply with QNXT implementation schedule
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(B) QCSI’s Project Management responsibilities span all phases and include:
•	Providing a leading role in the implementation of the core applications including QNXT and TP products as identified in Exhibit A, including Customer QNXT related activities required for implementation. As part of coordinating TP, QCSI will coordinate TP, Customer and QCSI resources and activities required for the implementation of TP applications and will oversee, manage and monitor the implementation as required to comply with QNXT implementation schedule to include:
•	Resources:
•	Identifying, securing & managing the proper QCSI Project Management & Consultant resources needed.

•	Coordinating with Customer the availability of Customer resources required for the implementation
•	Conducting detailed planning at the beginning of each phase in coordination with Customer. Detailed Planning shall include the development of a mutually agreed upon integrated Project Schedule (QCSI activities, Customer QNXT related activities, Customer Non-QNXT Dependencies & TP dependencies) and the development/update of required, mutually agreed upon subsidiary plans such as Communication, Risk, Resource Plan, Acceptance and necessary PM procedures to manage and control the Project (e.g., Schedule, Risk, Cost, Acceptance, Progress Reporting, Issue Management, Change Control).

•	Directing and managing Project execution and monitoring and controlling Project work. As part of this responsibility. QCSI is responsible for determining and coordinating the sharing of resources (QCSI and Triple-S) in coordination with Customer among their constituent projects to the overall benefit of the program as well as the coordination and management of TP vendors. Management of Project execution will include the following:
•	Creating, maintaining, and supervising the mutually agreed upon integrated Project Schedule to manage the Professional Services provided pursuant to this Work Order as well as Customer QNXT related activities, Customer Non-QNXT dependencies and TP key dependencies required for the overall QNXT solution. For greater certainty, in creating, maintaining and supervising the mutually agreed upon integrated Project Schedule, QCSI will only be responsible for maintaining, updating and supervising QNXT and TP related activities and tasks. Customer will be responsible for managing and updating non-QNXT related dependencies, activities and tasks.

•	Customer Issue Management: Identifying, managing and escalating Project issues to QCSI and Customer Executive Management and expediting or escalating critical business decisions that must be made to move forward to Customer Executive Management

•	Progress/Status Reporting
o	Holding weekly progress and status meetings

o	Keeping Customer and QCSI Executive Management apprised of progress with mutually agreed upon weekly status and progress reports. Status/Progress reports shall include actual vs. estimates
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for budget and time schedule, including TP implementation dependencies where applicable.

o	Keeping Steering Committee informed of progress with bi-weekly on-site meetings and reports.

o	Providing the Customer with weekly budget tracking information and managing and controlling QCSI’s and Customer estimated hours.
•	Scope/Change Control: Coordination and management of the mutually agreed upon Change Control process.

•	Risk Management: Identifying and evaluating Project risks, maintaining risk mitigation plans and monitoring risks.

•	Lead Checkpoint Process and participate in the identification of acceptance criteria.
•	Oversight of Customer Strategic Outcomes
(C)	Work and Deliverables
1.	Phase 1 – Provider Conversion
a.	Transition Phase

The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Transition phase although in no event will the Transition phase begin prior to the execution of this Work Order. The Transition phase shall be considered complete upon the completion and acceptance of the Transition Deliverables identified below.
QCSI Transition Obligations:
•	Assign QCSI resources to this Work Order

•	Conduct kick-off meeting.

•	Lead & conduct detailed Project planning in coordination with Customer. Detailed Planning will include the development of a mutually agreed upon integrated Project Schedule and other mutually agreed upon subsidiary plans needed for the successful implementation of QNXT.
•	Project Scope will be validated and mutually agreed upon deliverables defined. Project Scope validation includes the confirmation of deliverables that will be produced by each phase, the definition of the deliverables and who is responsible for producing it.

•	QCSI and Customer Roles & Responsibilities will be mutually agreed upon and documented with QCSI & Customer resources assigned to them (Resource Plan) and an Action Team. Structure representation will be provided.

•	Detailed Project Schedule:
o	The Project Schedule shall include all mutually agreed upon activities required for implementation of QNXT, including Customer QNXT related activities, Customer
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Non-QNXT related dependencies, key dependencies with Product Enhancement Requests (PERs) and TP dependencies (if applicable).

o	Mutually agreed upon activities in the Project Schedule will be defined, based on required work effort. Upon mutual agreement, durations will be assigned to activities of QCSI and Customer. During Detailed Planning and upon mutual agreement, activity definitions will be provided in the Project Schedule, to clarify what the execution of the activities will entail and prevent any misunderstanding of activities to be conducted by Customer or TP.

o	Activities to be conducted by Customer need to have Customer resources and effort assigned to them by the Customer.

o	Project Schedule shall incorporate mutually agreed upon interim review points for Customer and mutually agreed upon time frames for Customer to review and provide feedback to QCSI.

o	Project Schedule shall include mutually identified and agreed milestones and Checkpoints in the process.

o	Project Schedule shall incorporate mutually agreed upon and required activities as a result of planning subsidiary plans described below.
•	Subsidiary Plans: At a minimum, the following mutually agreed upon subsidiary plans shall be developed:
o	Communication Plan: The mutually agreed upon Communication Plan will address mutually agreed upon Issue Management & Escalating procedures, Action Items Management, Project Progress and Status reporting and other communication activities mutually deemed necessary (e.g., document management procedures, such as document version control). Format of the progress/status reports will be mutually agreed upon as part of planning activities to reflect actual vs. estimated cost & time schedule.

o	Risk Management Plan: Identification of risks, risk response planning and management of such risks.

o	Scope Control: Mutually agreed upon Process to manage scope changes.

o	Updating of Project Schedule: Process that will be used to capture progress data and the subsequent update of QNXT and TP dependency activities included in the integrated Project Schedule.

o	QCSI will cooperate with Customer in developing Acceptance Criteria for the configuration of QNXT and TP products and will facilitate the management of Customers acceptance processes.
•	Install QNXT Software Suite for Test Environment
Customer Transition Obligations:
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•	Identify Customer’s Action Team members as per resource/roles requirements identified by QCSI.

•	Collaborate with QCSI and approve the detailed Project Plan as described above in Section QCSI Transition Obligations.

•	Mutually identified and agreed Checkpoints in the process

•	The Customer’s operating environment prepared for testing-use of the QNXT Software.

•	Acceptance Criteria and Management of Acceptance process: Develop; in coordination with QCSI, the Acceptance Criteria for the configuration of QNXT and TP products.

•	Collaborate with QCSI to define interim and final checkpoints and mutually agree on the associated processes to manage the checkpoints.
Transition Deliverables/Milestones:
•	QCSI and Customer shall each document their respective members of the Action Team. QCSI will produce an overall chart representing Project (organizational) Structure and a document (Resource Plan) indicating all Roles and Responsibilities for Customer and QCSI with anticipated resources assigned to roles.

•	Mutually agreed Detailed Project Schedule as described above in Section “QCSI Transition Obligations.”

•	Mutually agreed Subsidiary Plans and PM procedures as described above in Section “QCSI Transition Obligations.”

•	Installed QNXT Environment Ready to Use for Providers Phase I
b.	Discover Phase of LEAP[3]
The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Discover phase of LEAP3, which shall begin upon the completion of the DPA and shall be considered complete after the Revised Technical and Business Solution Blueprint Documents, as they relate to Provider, are finalized and presented by the Action Team in a Checkpoint Process with the Steering Committee at a meeting conducted at Customer’s principal place of business, electronically or by other mutually acceptable means.
QCSI Discover Obligations:
•	Project Management:
•	Project Management responsibilities as defined in the Summary section of SOW

•	Update gap table with newly identified gaps.

•	Lead the Checkpoint process.
•	Business Consulting
•	Respond to questions from the Customer’s Action Team Members regarding the DPA and Post DPA Discovery Documents.

•	Review Post DPA Discovery Documents.
Work Order – LEAP3
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QCSI and Triple-S
•	Analyze business requirements presented after the discovery phase of the DPA

•	Participate as needed to explain Provider related QNXT processing.

•	Work in a collaborative fashion with Customer as the understanding of the business decisions and deliverables are being developed to avoid unintended consequences for Customer and approvals would be expedited.

•	Update Business Solutions Blueprint with new business requirements identified during the discover phase, as well as those mutually agreed to requirements that were not included in DPA Deliverables.

•	Collaborate with Customer to support its understanding of underlying data requirements of mutually agreed upon conversion formats, where applicable.
•	Technical Consulting
•	Confirm Customer’s current state data interface points into process diagrams

•	Confirm Customer’s existing network and hardware topology

•	Assign Technical Consultant to collaborate with Customer to support understanding underlying data requirement of mutually agreed upon conversion tools and formats

•	Update Technical Solutions Blueprint with new business requirements identified during the discover phase, as well as those mutually agreed to requirements that were not included in DPA Deliverables

•	Assign Technical Consultant to consult with Customer to support its understanding the underlying data requirements of mutually agreed upon data analysis.
•	Business Process Design:
•	Collaborate with Customer to support its understanding of the future business processes prepared in the DPA; identify those business processes that will needed further development; and identify interim workflow to be developed.

•	Collaborate with Customer to review with Customer current organizational structure, staffing composition and staffing ratios.
Customer Discover Obligations:
•	Project Management
•	Facilitate the Checkpoint Process to approve proceeding to the Design phase of LEAP3

•	Agree, in writing, to modified Project Schedule; business requirements not identified and documented by QCSI in the DPA; or technical interfaces and conversions and reports not documented and scoped by QCSI under the original DPA project

•	Mutually identify and agree Checkpoints in the process
•	Business
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SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Document and sign off on all new business requirements identified during the discover phase, as well as those that were, by mutual agreement, not included in DPA Deliverables

•	Participate as needed to explain Provider related business processes.
•	Business Process Design:
•	Understanding of the future business processes prepared in the DPA; identify those business processes that will needed further development; and identify interim workflow to be developed.

•	Review current organizational structure, staffing composition and staffing ratios

•	Identify any business processes and descriptions that require further analysis or were not identified in the DPA

•	Confirm current state business processes diagrams and process descriptions
•	Training and Testing
•	Gathering all additional training and testing documentation, if any.
•	Technical
•	Document and sign off on all actual technical requirements identified during the DPA, as well as those that were not included in DPA Deliverables by mutual agreement

•	Customer sign off on all Provider related interface requirements identified during the DPA, as well as those that were not included in DPA Deliverables by mutual agreement

•	Installation of all pre-requisite software and hardware products for QNXT as identified in the QNXT Installation Guide (or otherwise in the Documentation).
Discover Deliverables/Milestones:
•	Modified Project Schedule

•	Functioning Provider test environment

•	Clean Providers Demographic and Credentialing Data and load it into a mutually agreed upon format(s)

•	Complete inventory of Provider related reports and letters

•	Finalized and sign-off business and technical requirements that were not included in DPA Deliverables but have been mutually agreed upon which will be documented and delivered in revised blueprint documents

•	Updated Gap list with any new identified gaps during the Discover Phase.
c.	Design Phase of LEAP3
The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Design phase of the LEAP3 Project. The Design phase of the LEAP3 Project shall begin upon the completion of the Discover phase of LEAP3 and shall be considered
Work Order – LEAP3
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SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
complete after the Solution Blueprint Document has been mutually agreed upon. The Design phase of the LEAP3 Project is formally concluded in a Checkpoint Process with the Steering Committee at a meeting conducted at Customer’s principal place of business, electronically or by other mutually acceptable means.
QCSI Design Obligations:
•	Project Management
•	Project Management responsibilities as identified in Summary section of the SOW.

•	Update Gap Table with any newly identified gaps

•	Lead the Checkpoint Process

•	Complete Go-Live Strategy Plan for Phase I
•	Business Consulting
•	Lead design configuration of core solution application and participate with TP and Customer in TP product design.

•	Finalize and present the Provider Section Business Solution Blueprint Document.
•	Technical Consulting
•	Finalize and present the Provider Section of the Technical Solution Blueprint Document.

•	Provider design and customization of mutually agreed conversion EDIs, as needed.

•	Provider Conversion services include but are not limited to:
▪	Data analysis

▪	Data Conversion Detail Design to include
▪	Data Transformation

▪	Data Translation

▪	Custom Solution Processing
•	Provider reports and letters design services. Report development is limited to mutually agreed upon reports.
o	Reports and letters detail design and mapping document(s) to include
▪	Report and letters design

▪	Report and letters custom solutions processing requirement(s)
•	Design Provider interfaces to/from QNXT to TP applications. Interface development is limited to interfaces mutually agreed to in the DPA Technical Solutions Blueprint:
o	Interface file and format analysis

o	Interface Detail Design to include
▪	Data Transformation

▪	Data Translation

▪	Custom Solution Processing
•	Assist Customer to develop Validation Criteria to ensure the data loaded into QNXT is the data the Customer intended
•	Business Process Design
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•	Collaborate with Customer to support understanding of future business processes and descriptions prepared in the DPA to identify those that will needed further development and identify interim workflow to be developed.

•	Collaborate with Customer to review with Customer current organizational structure, staffing composition and staffing ratios.
•	Knowledge Transfer
•	Consult with Customer to prepare a knowledge transfer plan for Customer to take on post go-live Provider maintenance and support
•	Testing
•	Collaborate with Customer in the design and documentation of Unit and Integrated Testing Program
•	Training
•	Collaborate with Customer to identify and develop End-User Training materials

•	Collaborate with Customer in the creation of a detailed training plan for the implementation of the core solution synchronized with the go live strategy.
Customer Design Obligations:
•	Project Management
•	Participate in Checkpoint Process

•	All third party products needed for this phase are contracted and installed in the appropriate environment(s) needed for this phase

•	Collaborate with QCSI to complete Go-Live planning for Phase I
•	Business
•	Make available SMEs in the area of Provider to communicate all Provider business requirements

•	Provide business requirements and cooperate with QCSI in designing and documenting CSSBs.

•	Work in a collaborative fashion with QCSI to provide guidance and clarification as the business requirements and supporting design deliverables are being developed to avoid unintended consequences and to help expedite approvals.
•	Technical
•	Make available SMEs in the area of Provider to communicate all Provider conversion requirements and to sign-off on the Provider conversion detail design

•	Make available SMEs in the area of Provider to communicate all Provider reports and letters requirements and to sign-off on the Provider reports and letters detail designs

•	Make available SMEs in the area of Provider to communicate all Provider interface requirements and to sign-off on the Provider interface detail designs
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•	Configuration of test environment

•	Sign off on all CSSBs

•	Finalized clean data delivered

•	Develop Validation Criteria to ensure the resultant data set loaded into QNXT via conversion and/or interface process is accurate

•	Complete inventory of all Provider related reports
•	Business Process Design
•	Prepare business process documentation and recommendations to support:
o	Future State (planned final state of business – final phase go live)

o	Intermediary (temporary business processes to support current phase based upon overall timeline, deliverables and dependencies)
•	Development of deployment strategy
•	Testing
•	Create a detailed testing plan

•	Prepare unit and integrated testing, including test cases
•	Training
•	Identify and design End-User Training materials

•	Create a detailed training plan for the implementation of the core solution synchronized with the go live strategy.
•	Clean Providers Demographic, Credentialing and load it into a mutually agreed upon format.

•	Complete Data Analysis
Design Deliverables/Milestones:
•	Updated Business Solution Blueprint Document

•	Updated Technical Solution Blueprint Document

•	Updated Gap Table

•	Finalized inventory and process documentation of all Provider related interim and future state business processes

•	Finalized Provider Testing plan and test cases

•	Finalized Provider End-User Training Plan

•	Finalized Go-Live Plan for Phase I

•	Finalized Knowledge Transfer Plan for Phase I

•	Finalized Clean Data delivered
d.	Deliver Phase of LEAP3

The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Provider Deliver phase of LEAP3 which will begin when the parties have mutually
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agreed to the Finalized Solution Blueprint Document (Provider Section) and shall be considered complete after the Software and Provider demographic data has been migrated to Customer’s production environment.
During the Provider Deliver phase of LEAP3, validation of the configuration of the Software according to the Final Solution Blueprint Document (Provider Section) occurs. QCSI’s Action Team will consult with Customer in executing the use cases required by the test plan. Typically, all configuration choices, limited reports, processing of multiple transaction types, are validated through the Validation Activities.

Successful completion of the Validation Activities is immediately followed by the use of the Software in Customer’s production environment.
QCSI Deliver Obligations:
•	Project Management
•	PM responsibilities as identified in Summary section in SOW

•	Leading Checkpoint Process

•	Leading the implementation of Go-Live Strategy

•	Consult with Customer in the implementation of the Go-Live Plan for the use of the Software in Customer’s production environment, including:
o	Production Cut-Over Schedule

o	On-going Job Schedule
•	Business Consulting
•	Guide Customer during the configuration of QNXT based on the approved design identified in the Final Solution Blueprint Document (Provider Section).

•	Assist Customer with Validation Activities as outlined in the testing plan

•	Conduct Go-Live Readiness Review
•	Technical Consulting
•	Finalize production environment activities including:
o	Review server configuration

o	Confirm software / schema versions

o	Review database maintenance schedules
•	Develop Provider Conversion routine, to include the following activities:
o	Develop Provider Conversion routine to mutually agreed upon detail design

o	Unit test Provider Conversion routine

o	Deliver Provider Conversion routine and supporting documentation

o	Support Customer in User Acceptance testing processing of final delivery of Provider Conversion routine
•	Develop Provider Interface(s), to include the following activities:
o	Develop Provider Interface(s) to mutually agreed upon detail design(s)
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o	Unit test Provider Interface(s)

o	Deliver Provider Interface(s) and supporting documentation

o	Support Customer in User Acceptance testing processing of final delivery of Provider Interface(s)
•	Develop mutually agreed upon Provider Reports and Letters to include the following activities:
o	Develop Provider Reports and Letters to mutually agreed upon detail design(s)

o	Unit test Provider Reports and Letters

o	Deliver Provider Reports and Letters and supporting documentation

o	Support Customer in User Acceptance testing processing of final delivery of Reports and Letters
•	Conduct Go-Live Readiness Review
•	Testing
•	Consult Customer with execution of testing plans
•	Training
•	Consult Customer with execution of training plans
Customer Deliver Obligations:
•	Provide the hardware and software needed to support the production installation of QNXT products

•	Configure Provider related reference data including, but not limited to:
•	Provider Types

•	Specialties

•	Zip Codes
•	Configure Provider related structure in QNXT

•	Execute Validation Activities

•	Test intermediate and future processes

•	Support Unit and Integrated testing cycle(s) with appropriate subject matter experts

•	Conduct User Acceptance Testing cycle(s)

•	Complete Provider End-User Training Materials and Execute the Training

•	Execute roll-out and training related to BPTs and Interim Processes

•	Develop and test Desk Level Procedures for Providers processes.

•	Execute the Go-Live strategy

•	Implemented Job Schedule
Deliver Deliverables/Milestones:
•	Testing complete and approved by Customer

•	PER’s mutually agreed upon for delivery for Provider Phase I have been approved, if applicable

•	Provider conversion activities complete

•	Provider configuration activities complete

•	Provider integration activities complete

•	Provider reports & letters activities complete
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•	Provider Validation Activities complete

•	Checkpoint Process complete

•	Implemented operating environment to support the Software Solution

•	Implemented Job Schedule

•	Interim and Future State Business Process Transformation documents complete

•	Provider End-User Training material complete

•	Provider End-User Training delivered

•	Go-Live strategy implemented.
e.	Realize Phase of LEAP3

The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Realize phase of LEAP3 which shall begin upon the completion of the Deliver phase of LEAP3 and shall be considered complete after the Outcome Document is presented to the Steering Committee as a part of a Checkpoint Process at a meeting conducted at Customer’s principal place of business, electronically or by other mutually acceptable means. This is typically held thirty (30) to ninety (90) days after the completion of the Deliver phase of LEAP3.
QCSI Realize Obligations:
•	In collaboration with Customer, evaluate and troubleshoot QNXT for Providers; QNXT developed conversion, integration, reports and letters issues.

•	Coordinate support and lead troubleshooting for QNXT Partner Products

•	Work with Customer to monitor and fine-tune both system configuration and internal processes to achieve outcome measures

•	Participate in completing measurements for the final Outcome Document and comparing it to baseline measurements, where applicable

•	Lead the final Checkpoint Process

•	Lead post-production QNXT support as per Go-Live Strategy.
Customer Realize Obligations:
•	Participate in final Checkpoint Process

•	Monitor and fine tune both system configuration and internal processes to achieve outcome measures

•	Calculate or measure appropriate metrics as indicated in the Outcome Document

•	Participate in the post-production plan

•	Collaboration with QCSI to evaluate and troubleshoot QNXT Provider configuration issues.

•	Complete measurements for the final Outcome Document and comparing it to baseline measurements, where applicable
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Realize Deliverables/Milestones:
•	First iteration of Outcome measures complete

•	Final Checkpoint
2.	Phase 2 – Commercial (including all schedule sub-phases)
a.	Transition Phase

The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Transition phase although in no event will the Transition phase begin prior to the execution of this Work Order. The Transition phase shall be considered complete upon the completion and acceptance of the Transition Deliverables identified below.
QCSI Transition Obligations:
•	Assign QCSI resources to this Work Order

•	Lead & conduct detailed Project planning in coordination with Customer. Detailed Planning will include the development of a mutually agreed upon integrated Project Schedule and other mutually agreed upon subsidiary plans needed for the successful implementation of QNXT.
•	Project Scope will be validated and mutually agreed upon deliverables defined. Project Scope validation includes the confirmation of deliverables that will be produced by each phase, the definition of the deliverables and who is responsible for producing it.

•	QCSI and Customer Roles & Responsibilities will be mutually agreed upon and documented with QCSI & Customer resources assigned to them (Resource Plan) and an Action Team. Structure representation will be provided.

•	Detailed Project Schedule:
o	The Project Schedule shall include all mutually agreed upon activities required for implementation of QNXT, including Customer QNXT related activities, Customer Non-QNXT related dependencies, key dependencies with PERs and TP dependencies (if applicable).

o	Mutually agreed upon activities in the Project Schedule will be defined, based on required work effort. Upon mutual agreement, durations will be assigned to activities of QCSI and Customer. During Detailed Planning and upon mutual agreement, activity definitions will be provided the Project Schedule, to clarify what the execution of the activities will entail and prevent any misunderstanding of activities to be conducted by Customer or TP.

o	Activities to be conducted by Customer need to have Customer resources and effort assigned to them by the Customer.
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
o	Dependencies with non-QNXT activities performed by Customer or other external entities shall be identified in the integrated Project Schedule.

o	Project Schedule shall incorporate mutually agreed upon interim review points for Customer and mutually agreed upon time frames for Customer to review and provide feedback to QCSI.

o	Project Schedule shall include mutually identified and agreed milestones and Checkpoints in the process.

o	Project Schedule shall incorporate mutually agreed upon and required activities as a result of planning subsidiary plans described below.
•	Subsidiary Plans: As a minimum, the following mutually agreed upon subsidiary plans shall be developed:
o	Communication Plan: The mutually agreed upon Communication Plan will address mutually agreed upon Issue Management & Escalating procedures, Action Items Management, Project Progress and Status reporting and other communication activities mutually deemed necessary (e.g., document management procedures, such as document version control). Format of the progress/status reports will be mutually agreed upon as part of planning activities to reflect actual vs. estimated cost & time schedule.

o	Risk Management Plan: Identification of risks, risk response planning and management of such risks.

o	Scope Control: Mutually agreed upon Process to manage scope changes.

o	Updating of Project Schedule: Process that will be used to capture progress data and the subsequent update of QNXT and TP dependency activities included in the integrated Project Schedule.

o	QCSI will cooperate with Customer in developing Acceptance Criteria for the configuration of QNXT and TP products and will facilitate the management of Customers acceptance processes.
•	Install QNXT Software Suite for Test Environment

•	Assigned Technical Consultant will collaborate with Customer to support its understanding of underlying data requirement for mutually agreed upon data analysis and conversion tools and format,

•	Assist Customer to understand the Contract, Benefit and Policy interpretation process and interpretation tools.
Customer Transition Obligations:
•	Identify Customer’s Action Team members as per resource/roles requirements identified by QCSI.

•	Collaborate with QCSI and approve detailed Project planning as described above in Section “QCSI Transition Obligations.”
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Mutually identified and agreed Checkpoints in the process

•	The Customer’s operating environment prepared for testing-use of the QNXT Software.

•	Acceptance Criteria and Management of Acceptance process: Develop; in coordination with QCSI, Customer will develop the Acceptance Criteria for the configuration of QNXT and TP products.

•	Collaborate with QCSI to define interim and final checkpoints and mutually agree on the associated processes to manage the checkpoints.

•	Begin Commercial Data Analysis.

•	Begin the Contract, Benefit and Policy interpretation process and document interpretations with applicable tools.
Transition Deliverables/Milestones:
•	QCSI and Customer shall each document their respective members of the Action Team. QCSI will produce an overall chart representing Project (organizational) Structure and a document (Resource Plan) indicating all Roles and Responsibilities for Customer and QCSI with anticipated resources assigned to roles.

•	Mutually agreed Detailed Project Schedule as described above in Section “QCSI Transition Obligations.”

•	Mutually agreed Subsidiary Plans and agreed PM procedures as described above in Section “QCSI Transition Obligations.”

•	Environment Ready to Use for Commercial Phase II
b.	Discover Phase of LEAP3

The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Discover phase of LEAP[3], which shall begin upon the completion of the DPA and shall be considered complete after the Revised Technical and Business Solution Blueprint Documents, as they related to Provider, are finalized and presented by the Action Team in a Checkpoint Process with the Steering Committee at a meeting conducted at Customer’s principal place of business, electronically or by other mutually acceptable means.
QCSI Discover Obligations:
•	Project Management:
•	Project Management responsibilities as defined in the Summary section of SOW

•	Update gap table with newly identified gaps.

•	Lead the Checkpoint process.
•	Business Consulting
•	Respond to questions from the Customer’s Action Team Members regarding the DPA and Post DPA Discovery Documents.

•	Review Post DPA Discovery Documents
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Analyze business requirements presented after the discovery phase of the DPA

•	Participate as needed to explain Commercial related QNXT processing.

•	Work in a collaborative fashion with Customer as the understanding of the business decisions and deliverables are being developed to avoid unintended consequences and approvals would be expedited.

•	Update Business Solutions Blueprint with new business requirements identified during the discover phase, as well as those that were not included in DPA Deliverables by mutual agreement

•	Collaborate with Customer to support understanding data requirement for mutually agreed upon conversion formats, where applicable.

•	Assist Customer to understand the Contract, Benefit and Policy interpretation process and interpretation tools.
•	Technical Consulting
•	Confirm Customer’s current state data interface points into process diagrams

•	Confirm Customer’s existing network and hardware topology

•	Update Technical Solutions Blueprint with new business requirements identified during the discover phase, as well as those that were, by mutual agreement, not included in DPA Deliverables Agreement
•	Business Process Design:
•	Collaborate with Customer to support understanding of future business processes and descriptions prepared in the DPA to identify those that will needed further development and identify interim workflow to be developed.

•	Collaborate with Customer to review with Customer current organizational structure, staffing composition and staffing ratios.
•	Review with Customer ITS Home and ITS Host obligations to determine if new PERs are needed.
Customer Discover Obligations:
•	Project Management
•	Facilitate the Checkpoint Process to approve proceeding to the Design phase of LEAP3

•	Agree, in writing, to modified Project Schedule; business requirements not identified and documented by QCSI in the DPA; or technical interfaces, conversion, and mutually agreed upon reports not documented and scoped by QCSI under the original DPA project

•	Mutually identify and agree Checkpoints in the process
•	Business
•	Document and sign off on all new business requirements not identified during the discover phase
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Participate as needed to explain commercial related business processes
•	Business Process Design:
•	Review future business processes and descriptions prepared in the DPA to identify those that will need further development and identify interim workflows to be developed.

•	Review current organizational structure, staffing composition and staffing ratios

•	Identify any business processes and descriptions that require further analysis

•	Confirm current state business processes diagrams and process descriptions
•	Training and Testing
•	Gathering all additional training and testing documentation, if any.
•	Technical
•	Document and sign off on all actual technical requirements not identified during the DPA.

•	Customer sign off on all Provider related interface requirements not identified during the DPA

•	Complete inventory of Commercial related reports and letters

•	Installation of all pre-requisite software and hardware products for QNXT as identified in the QNXT Installation Guide (or otherwise in the Documentation).
Discover Deliverables/Milestones:
•	Modified Project Schedule

•	Functioning commercial test environment

•	Business process documentation revised and updated on current state business processes and data interface points

•	Clean and load conversion entities into a mutually agreed upon format(s) including but not limited to:
•	Sponsor demographics, notes, and attributes

•	Member demographics, relationship data, sponsor affiliation, eligibility, member condition, PCP, enrollment restriction(s), and student status

•	Paid claims history

•	Open authorization and referral

•	Open accounts receivable

•	Accumulator

•	Open and closed calls

•	Custom fee schedules

•	Capitation tables

•	Premium tables
•	Complete inventory of commercial related reports and letters
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Finalized business and technical requirements not included in DPA Deliverables but have been mutually agreed upon which will be documented and delivered in revised blueprint documents.

•	Updated Gap list with any new identified gaps during the Discover Phase.

•	Complete review of ITS applications and determination if new PERs are needed.
c.	Design Phase of LEAP3
The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Design phase of the LEAP[3] Project. The Design phase of the LEAP[3] Project shall begin upon the completion of the Discover phase of LEAP[3] and shall be considered complete after the Solution Blueprint Document has been mutually agreed upon. The Design phase of the LEAP[3] Project is formally concluded in a Checkpoint Process with the Steering Committee at a meeting conducted at Customer’s principal place of business, electronically or by other mutually acceptable means.
QCSI Design Obligations:
•	Project Management
•	Project Management responsibilities as identified in Summary section of the SOW.

•	Update Gap Table with any newly identified gaps

•	Lead the Checkpoint Process

•	Complete Go-Live Strategy Plan for Phase II
•	Business Consulting
•	Lead design configuration of core solution application and participate with TP and Customer in TP product design.

•	Finalize and present the Business Solution Blueprint Document.

•	QCSI will assist Customer to understand its Contract, Benefit and Policy interpretation process and tools.
•	Technical Consulting
•	Finalize and present the Technical Solution Blueprint Document.

•	Design and customization of mutually agreed upon EDIs, as needed

•	Commercial Conversion services include but are not limited to:
o	Data analysis

o	Data Conversion Detail Design to include
•	Data Transformation

•	Data Translation

•	Custom Solution Processing
•	Design of the infrastructure and interfaces required for the Commercial implementation between QNXT and the Customer developed Enterprise Service Bus (ESB) application, in
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
support of all interface and daily sync processing. Interface development limited to those specified in Exhibit B
o	Interface file and format analysis

o	Interface Detail Design to include
▪	Required framework to support the specified interfaces and daily sync processing between the Customer’s ESB and QNXT

▪	Data Transformation

▪	Data Translation

▪	Custom Solution Processing
•	Assist Customer to develop Validation Criteria to ensure the data loaded into to QNXT is the data the Customer intended
•	Business Process Design
•	Collaborate with Customer to support understanding of future business processes and descriptions prepared in the DPA to identify those that will needed further development and identify interim workflow to be developed.

•	Collaborate with Customer to review with Customer current organizational structure, staffing composition and staffing ratios.
•	Knowledge Transfer
•	Consult with Customer to prepare a knowledge transfer plan for Customer to take on post go-live Commercial maintenance and support
•	Testing
•	Collaborate with Customer to design and document Unit and Integrated Testing Program
•	Training
•	Collaborate with Customer to identify and develop End-User Training materials

•	Collaborate with Customer to create a detailed training plan for the implementation of the core solution synchronized with the go live strategy.
•	Clean Commercial data and load it into a mutually agreed upon format.
Customer Design Obligations:
•	Project Management
•	Participate in Checkpoint Process

•	All third party products needed for this phase are contracted and installed in the appropriate environment(s)

•	Collaborate with QCSI to complete Go-Live planning for Phase II
•	Business
•	Make available SMEs to communicate all commercial business requirements
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Provide business requirements and cooperate with QCSI in designing and documenting CSSBs.

•	Work in a collaborative fashion with QCSI to provide guidance and clarification as the business requirements and supporting design deliverables are being developed to avoid unintended consequences and to help expedite approvals.
•	Technical
•	Make available SMEs to communicate all commercial related conversion requirements and to sign-off on the commercial conversion detail design

•	Make available SMEs to communicate all commercial related reports and letters requirements and to sign-off on the commercial reports and letters detail designs

•	Make available SMEs to communicate all ESB, interface, and daily sync requirements and to sign-off on the related detail designs

•	Configuration of test environment

•	Sign off on all CSSBs

•	Finalized clean data delivered

•	Develop Validation Criteria to ensure the resultant data set loaded into to QNXT via conversion and/or interface processes is accurate

•	Complete Data Analysis

•	Clean and load conversion entities into QNXT supplied format(s) including but not limited to:
o	Sponsor demographics, notes, and attributes

o	Member demographics, relationship data, sponsor affiliation, eligibility, member condition, PCP, enrollment restriction(s), and student status

o	Paid claims history

o	Open authorization and referral

o	Open accounts receivable

o	Accumulator

o	Open and closed calls

o	Custom fee schedules

o	Capitation tables

o	Premium tables
•	Business Process Design
•	Prepare business process documentation and recommendations to support:
o	Future State (planned final state of business — final phase go live)

o	Intermediary (temporary business processes to support current phase based upon overall timeline, deliverables and dependencies)
•	Development of deployment strategy
•	Testing
•	Create a detailed testing plan

•	Prepare unit and integrated testing, including test cases
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Training
•	Identify End-User Training materials

•	Create a detailed training plan for the implementation of the core solution synchronized with the go live strategy.
Design Deliverables/Milestones:
•	Updated Business Solution Blueprint Document

•	Updated Technical Solution Blueprint Document

•	Updated Gap Table

•	Finalized inventory and process documentation of all Commercial related interim and future state business processes

•	Finalized Commercial Testing plan and test cases

•	Finalized Commercial End-User Training Plan

•	Finalized Go-Live Plan for Phase II

•	Finalized Knowledge Transfer Plan for Phase II

•	Finalized Clean Data delivered
d.	Deliver Phase of LEAP3
The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Commercial Deliver phase of LEAP[3] which will begin when the parties have mutually agreed to the Finalized Solution Blueprint Document (Commercial Section) and shall be considered complete after the Software and Provider demographic data has been migrated to Customer’s production environment.

During the Commercial Deliver phase of LEAP[3], validation of the configuration of the Software according to the Final Solution Blueprint Document (Commercial Section) occurs. Typically, all configuration choices, reports, processing of multiple transaction types, are validated through the Validation Activities.

Successful completion of the Validation Activities is immediately followed by the use of the Software in Customer’s production environment.

QCSI Deliver Obligations:
•	Project Management
•	PM responsibilities as identified in Summary section in SOW

•	Leading Checkpoint Process

•	Leading the implementation of Go-Live Strategy

•	Consult with Customer in the implementation of the Go-Live Plan for the use of the Software in Customer’s production environment, including:
o	Production Cut-Over Schedule

o	On-going Job Schedule
•	Business Consulting
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Guide Customer during the configuration of QNXT based on the approved design identified in the Final Solution Blueprint Document (Provider Section).

•	Assist Customer with Validation Activities as outlined in the testing plan

•	Conduct Go-Live Readiness Review
•	Technical Consulting
•	Finalize production environment activities including:
o	Review server configuration

o	Confirm software / schema versions

o	Review database maintenance schedules
•	Develop Commercial Conversion routine(s), to include the following activities:
o	Develop Commercial Conversion routine(s)to mutually agreed upon detail design

o	Unit test Commercial Conversion routine(s)

o	Deliver Commercial Conversion routine(s) and supporting documentation

o	Support Customer in User Acceptance testing processing of final delivery of Commercial Conversion routine(s)
•	Develop Commercial Interface(s), to include the following activities:
o	Develop required framework to support the specified interfaces and daily sync processing between the Customer’s ESB and QNXT

o	Develop Commercial interface(s) and daily sync routines to mutually agreed upon detail design(s)

o	Unit test Commercial interface(s) and daily sync routines

o	Deliver Commercial interface(s) and daily sync routines, and supporting documentation

o	Support Customer in User Acceptance testing processing of final delivery of Commercial interface(s) and daily sync routines
•	Develop mutually agreed upon Commercial Reports and Letters

•	Conduct Go-Live Readiness Review
•	Testing
•	Consult Customer with execution of testing plans
•	Training
•	Consult Customer with execution of training plans
•	Knowledge Transfer
•	Consult with Customer to prepare a knowledge transfer plan for Customer to take on post go-live Commercial maintenance and support
Customer Deliver Obligations:
•	Provide the hardware and software needed to support the production installation of QNXT products
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Complete QNXT configuration activities to support Commercial business, as defined in the Solutions Blueprint Document

•	Deliver finalized intermediate and future state Commercial business process design documentation and recommendations

•	Execute Validation Activities

•	Test intermediate and future processes

•	Support Unit and Integrated testing cycle(s) with appropriate subject matter experts

•	Conduct User Acceptance Testing cycle(s)

•	Complete End-User Training Materials and Execute the Training

•	Execute roll-out and training related to BPTs and Interim Processes

•	Develop and test Desk Level Procedures

•	Execute the Go-Live strategy

•	Implemented operating environment to support the Software Solution

•	Implemented Job Schedule
Deliver Deliverables/Milestones:
•	Testing complete and approved by Customer

•	Commercial Phase, mutually agreed upon PER’s tested and approved, if applicable

•	Commercial conversion activities complete

•	Commercial integration activities complete

•	Commercial daily sync activities complete

•	Commercial reports & letters activities complete

•	Commercial configuration activities complete

•	Commercial Validation Activities complete

•	Checkpoint Process complete

•	Implemented operating environment to support the Software Solution

•	Implemented Job Schedule

•	Interim and Future State Business Process Transformation documents complete

•	End-User Training material complete

•	End-User Training delivered

•	Go-Live Strategy implemented
e.	Realize Phase of LEAP3

The parties will complete their respective obligations, established below, and will work together where collaboration is necessary, during the Realize phase of LEAP[3] which shall begin upon the completion of the Deliver phase of LEAP[3] and shall be considered complete after the Outcome Document reflecting attainment of the metrics is presented to the Steering Committee as a part of a Checkpoint Process at a meeting conducted at Customer’s principal place of business, electronically or by other mutually acceptable means. This is typically held thirty (30) to ninety (90) days after the completion of the Deliver phase of LEAP[3].
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
During the ninety (90) days following the completion of the Deliver phase of LEAP[3] for the final commercial sub-phase go-live, Project activities focus on transitioning support from QCSI’s Action Team to QCSI Product Support. The parties will begin the process to measure business objectives as contained Outcome Document.
QCSI Realize Obligations:
•	In collaboration with Customer evaluate and troubleshoot QNXT configuration; QNXT developed conversion, integrations and daily sync

•	Coordinate support and lead troubleshooting for QNXT Partner Products

•	Work with Customer to monitor fine-tuning both system configuration and internal processes to achieve outcome measures

•	Participate in completing measurements for the final Outcome Document and comparing it to baseline measurements, where applicable

•	Lead the final Checkpoint Process

•	Lead post-production QNXT support as per Go-Live Strategy
Customer Realize Obligations:
•	Participate in final Checkpoint Process

•	Monitor and fine tune both system configuration and internal processes to achieve outcome measures

•	Calculate or measure appropriate metrics as indicated in the Outcome Document

•	Participate in the post-production plan

•	Collaboration with QCSI to evaluate and troubleshoot commercial configuration.

•	Complete measurements for the final Outcome Document and comparing it to baseline measurements, where applicable
Realize Deliverables/Milestones:
•	Promotion of “Project” from QNXT Professional Services to QNXT Product Support following the final commercial sub-phase go-live

•	First iteration of Outcome measures complete

•	Final Checkpoint
III.	Assumptions for all Phases
•	Customer will provide access to essential staff and materials necessary to support QCSI for the duration of Work Order

•	Customer will provide QCSI resources with onsite working facilities consistent with those made available to Customer employees and other Customer contractors. Working facilities shall include, but are not limited to:
•	Building access cards (keys)

•	Desks
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
•	Telephones access

•	Fax/copier access

•	Internet access

•	QNXT System access

•	Meeting room access
•	The following, shall be considered outside of the scope of this Work Order:
•	Conversion services not identified in the DPA Conversion Blue Print including but not limited to:
•	All conversion discovery, design, development or customization · Current system data cleanup

•	Data mapping

•	Data analysis
•	Integration services not identified in the DPA Integration/Interfaces Blue Print (Exhibit B) including but not limited to:
•	All integration discovery, design, development or customization activities

•	Coding and/or testing of custom reports

•	Data mapping

•	Data analysis
•	Reporting services not mutually agreed to between the parties.:
•	All report discovery, design, development or customization

•	Coding and/or testing of custom reports

•	Data mapping

•	Data analysis
•	EDI (Electronic Data Interchange) not identified in the DPA EDI/Conversion Blue Print including but not limited to:
•	All EDI development or customization

•	Programming and testing of EDI

•	Data mapping

•	Data analysis
•	Programming and/or testing of interfaces not identified in the DPA Technical Blueprint, from the Software to TP applications

•	Any and all QCSI-sponsored or developed education and training courses

•	All interpretation and final interpretation matrix coding of Provider Contracts, Sponsor Contracts, Medical Policies, or Benefit Plans

•	The parties will collaborate to conduct all Acceptance testing hereunder.

•	The parties will mutually agree to the Acceptance Criteria for Monthly Progress Reports/Weekly Progress Reports (although, at a minimum, such reports will contain tasks completed for the period, hours incurred by consulting resource, and percentage of the Project completed based on the accepted Project Plan). All Monthly Progress Reports/Weekly Progress Reports will be considered completed after Acceptance by Customer. Beginning from the day that QCSI receives notice from Customer that a particular Monthly Progress Reports/Weekly Progress Reports failed Acceptance, the parties will collaborate, in the spirit of good faith, to mutually determine what revisions, if any, to the Monthly Progress Reports/Weekly Progress Reports may be necessary to enable Acceptance.

•	The parties will mutually agree to the Acceptance Criteria for all Deliverables/Milestones. All mutually agreed Deliverables/Milestones will be considered completed after Acceptance by the Customer. QCSI will provide
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
drafts of the Deliverables prior to the applicable, mutually agreed delivery date, and Customer will review and if applicable approve the Deliverable/Milestone within ten (10) working days. In the event that QCSI does not provide drafts of the Deliverables prior to the applicable, mutually agreed delivery date, Customer may not be able to review and approve the Deliverable/Milestone within ten (10) working days. Once Detail Planning is completed, Customer and QCSI agree to review the length of this approval period on a per Deliverable/Milestone basis. Beginning from the day that QCSI receives notice from Customer that a particular Deliverable/Milestone failed Acceptance, the parties will collaborate, in the spirit of good faith, to mutually determine what revisions, if any, to the Deliverable/Milestone may be necessary to enable Acceptance.

•	The demonstration by the parties that a Deliverable conform to, or achieves the, applicable Acceptance Criteria, will result in the Acceptance by Customer of such Deliverable.

•	The demonstration by the parties that Acceptance Criteria applicable to a Milestone conform to, or achieves the, applicable Acceptance Criteria, will result in the Acceptance by Customer of such Milestone.

•	The demonstration by the parties that a Monthly Progress Reports/Weekly Progress Reports conform to, or achieves the, applicable Acceptance Criteria, will result in the Acceptance by Customer of such Monthly Progress Reports/Weekly Progress Reports.

•	After Customer’s sign-off for the use of QNXT in Customer’s production environment, the ultimate configuration of the Software in the Customer’s production environment is Customer’s responsibility.

•	The Milestone Payment will be considered “earned,” by QCSI, and will be due and payable to QCSI pursuant to the terms of this Work Order, in the case that QCSI’s failure to achieve the respective Acceptance by Customer of such Milestone by the applicable milestone date is a result solely of Customer’s actions, or caused solely by Customer’s failure to perform any of its obligations, dependencies, or responsibilities hereunder.

•	The Progress Report Payment will be considered “earned,” by QCSI, and will be due and payable to QCSI pursuant to the terms of this Work Order, in the case that QCSI’s failure to achieve the respective Acceptance by Customer of such Progress Report by the applicable Progress Report date is a result solely of Customer’s actions, or caused solely by Customer’s failure to perform any of its obligations, dependencies, or responsibilities hereunder.

•	Customer grants QCSI all rights and permissions to access Customer’s third party hardware, and to access the license(s) of any third party software, that in anyway is related to QCSI’s work hereunder, to the same extent that Customer possesses such rights and permissions and subject to the terms of any license agreement which exists in relation to such third party software to which Customer is a party.

•	Any change to this Work Order or Project Plan may result in the delay of a Deliverable or Milestone deadline. Material or substantial changes to scope of effort, or work, may require up to thirty (30) days advanced written notice for proper staff planning.
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
IV.	Timeframe, Delivery Dates and Other Milestones

Only the Professional Services expressly described in this Work Order will be provided. Other services (i.e. those not specified herein) are outside the scope of this Work Order. For example, all QCSI classroom or online training will be handled under a separate Work Order, including but not limited to, fees for training, the specific courses, and course/trainer scheduling. QCSI will utilize the period immediately following the date of last signature, through January 31, 2008, to staff for the Services contemplated herein (“Ramp-Up Period”).

No change to this Work Order will be made by Customer or QCSI unless mutually agreed to by both parties in writing. Any substitution or additional tasks or activities different from the tasks and activities described in this Work Order has to be approved by Customer in writing, in which case the substituted or additional work will be counted in the total number of Professional Service hours utilized under this Work Order. Customer will not be responsible for any substitution or additional tasks or activities different from the tasks and activities described in this Work Order performed by a QCSI consultant(s) without Customer’s written approval.

It is expected that the Professional Services specified in this Work Order will take approximately thirty-six months to complete, in accordance with the table, “Consultant Staffing Plan,” below. The actual time for completion will depend in part on the complexity encountered and on the input and ability of both Parties to assist in LEAP[3].
Consultant Staffing Plan
The total estimated hours for this Work Order are 163,560 hours. Please see Below Consultant Staffing Plan for allocation of work effort hours by TriZetto Professional Services Role.

	Phase 1 & 2	Phase 3 & 4	Total
Executive Oversight	3,160	1,040	4,200
QNXT Program Manager	5,800	1,730	7,530
Project Manager (Business)	5,800	1,200	7,000
Project Manager (Technical)	—	—	—
Project Coordinator	—	—	—
Project Architech	5,280	1,730	7,010
Carrier/Program Lead	160	40	200
UM Lead	1,557	—	1,557
Benefit Lead	4,152	—	4,152
Benefit ConfigurationTeam	4,152	—	4,152
Provider Lead	2,596	519	3,115
Provider Contract ConfigurationTeam	3,114	—	3,114
UM Lead	1,557	—	1,557
Employer/Policy/AR/Premium Lead	4,152	—	4,152
Employer/Policy/AR/Premium Config Team	4,152	—	4,152
Eligibility Lead	3,114	692	3,806
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

	Phase 1 & 2	Phase 3 & 4	Total
Provider Lead			—
Customer Service Lead	1,293	346	1,639
Security Lead	80	—	80
BPT Lead	520	—	520
BPT Facilitator	1,420	—	1,420
BPT Resource	—	—	—
Lead Technical Consultant	480		480
Technical Consultant Generalist	—	1,730	1,730
Technical Consultant Generalist	760		760
Senior Technical Consultant	5,720	—	5,720
Knowledge Transfer Analyst	160	—	160
Technical Consultant	520		520
Technical Consultant Generalist			—
Conversion Lead	2,320		2,320
Conversion Analyst	2,532		2,532
Conversion Developer	7,108		7,108
Interface Lead	2,320		2,320
Integration Analyst	5,700		5,700
Integration Developer	24,560		24,560
Reports and Letters Lead	—		—
Reports and Letters Analyst	1,920		1,920
Reports and Letters Developer	—		—
Support Analyst	480		480
Support Developer	2,112		2,112
QNXT MyHealthView	—		—
QNXT Connect	1,557		1,557
AutoQ	—		—
QNXT ITS	3,114		3,114
MicroDyn - DRG, APC, etc.	80		80
Ingenix - iCES	260		260
Actek	170		170
Test Lead	1,697		1,697
Testing Consultant	—		—
Document Preparation (Training)	—		—
Training Lead	—		—
Training Consultant	—		—
Post Go-Live Support	4,472		4,472
	120,101	9,027	129,128

ADDITIONAL HRS
MycroDyn, Ingenix	339		339
MyHealthView	1,038		1,038
Training Lead and Consultant	1,600		1,600
Testing Lead and Consultant	2,000		2,000
1 ITS resource	3,114		3,114
1 Employer/Policy/AR/Premium Config	4,152		4,152
1 Benefit configuration team	4,152		4,152
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

	Phase 1 & 2	Phase 3 & 4	Total
Technical		6,000	6,000
Business Configuration		9,533	9,533
Testing		634	634
Post Go Live Support		1,870	1,870
Total Additional Hours	16,395	18,037	34,432
GRAND TOTAL	136,496	27,064	163,560
This estimate has been carefully considered and is given in good faith based on QCSI’s experience and discussion with Customer. If at any time QCSI realizes that the estimate contained herein will be insufficient to complete the Work Order, QCSI will notify Customer in writing, describing reasons for the underestimate. QCSI and Customer will agree on an action plan to mitigate this impact and if needed determine the estimate of the number of additional Professional Services hours, by consulting category, necessary to complete the Work Order.
QCSI requires a minimum of thirty (30) days advance written notice to process any requests to remove a QCSI consultant from the Project (other than ‘for cause’).
V.	Terms of Compensation to be paid QCSI:
(A)	Fees for Professional Services

Professional Services will be performed on a time and materials basis.

Subject to Section 3.1 of the Agreement, the Hourly Services fee rate (the “Rate”) for this Work Order shall be one hundred forty dollars ($140.) per hour. The total, estimated Service fees based upon the terms set forth in this Work Order as of Effective Date of this Work Order, and calculated by multiplying the Rate by estimated hours by consultant category above in the Consultant Staffing Plan are twenty two million nine hundred one thousand two hundred dollars ($22,901,200).

The payment terms for this Work Order are as follows (expenses, as set forth in Section 3.3 of the Agreement, are expressly excluded for the purposes of calculating the quarterly Services fees):

Quarterly Prepayment. Thirty percent (30%) of the estimated quarterly Service fees (i.e. the total, estimated Service fees based upon the terms set forth in this Work Order, calculated by multiplying the result of the Rate multiplied by the estimated hours by consultant category for the applicable quarter during the term of this Work Order by 30%) will be invoiced, and are due, at the beginning of each quarter, pursuant to the terms of the Agreement (the “Quarterly Prepayment”).
Work Order – LEAP3
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SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
Progress Report Payment. An additional fifty five percent (55%) of the estimated quarterly Service fees (i.e. the total, estimated Service fees based upon the terms set forth in this Work Order, calculated by multiplying the result of the Rate multiplied by the estimated hours by consultant category for the applicable quarter during the term of this Work Order by 55%) will be invoiced, and are due, upon QCSI’s submission of the Monthly Progress Reports and Weekly Progress Reports, pursuant to the terms of the Agreement, and upon Customer’s Acceptance of each applicable Monthly Progress Report (the “Progress Report Payment”). For clarity, the Progress Report Payment will be invoiced by QCSI as the Monthly Progress Reports are delivered (i.e. invoiced monthly).

Milestone Payments. The remaining fifteen percent (15%) of the estimated quarterly Service fees (i.e. the total, estimated Service fees based upon the terms set forth in this Work Order, calculated by multiplying the result of the Rate multiplied by the estimated hours by consultant category for the applicable quarter during the term of this Work Order by 15%) will be invoiced, and are due, in regards to mutually agreed, specific quarterly milestones (each a “Milestone”), pursuant to the terms of the Agreement upon Customer’s Acceptance of each applicable Milestone (the “Milestone Payments”). The parties will additionally mutually agree in regards to Acceptance Criteria for each Milestone, and the process to be used to determine Customer’s Acceptance of each Milestone. Milestone Payments will be equally distributed across the Milestone(s), and the applicable portion of the total Milestone Payments will be invoiced and paid upon Customer’s Acceptance of each applicable Milestone, subject to the terms of the Agreement.

If Customer and QCSI do not establish one or more Milestones during a quarter, then the full Milestone Payment will be invoiced, and will be due, at the end of the applicable quarter, pursuant to the terms of the Agreement. The parties agree that under no circumstances will the amount at risk in regards to all quarterly Milestones exceed fifteen percent (15%) of the quarterly estimated total Service Fees pursuant to this Work Order.

True-up. At the end of each quarter, the parties agree to work in good faith to reconcile the difference between the estimated total Service fees for the applicable quarter with the actual total Service fees based upon actual hours worked by QCSI consultants in that same quarter. For example, in the event that the actual total Service fees, calculated by multiplying the Rate by the actual hours worked by QCSI consultants for the applicable quarter is greater than sum of the Quarterly Prepayment, the Progress Report Payment, and the Milestone Payment (subject to Milestone Acceptance as set forth herein), then the Customer will be invoiced for the balance due to QCSI in excess (the “Overage”) at the end of the applicable quarter, and the Overage payment will be due at the end of the applicable quarter, pursuant to the terms of the Agreement. For greater certainty, the foregoing process may demonstrate that Customer has overpaid QCSI in a particular quarter, in which case the amount of such over payment may, at Customer’s discretion, be applied to the immediately following Quarterly Prepayment, or refunded to Customer, pursuant to the same terms set forth in Section (C) titled “Unused Prepayment” below.

An example of calculating the quarterly Service fees is as follows:
▪	The total estimated, quarterly Service fees for QX = $300,000
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
▪	Quarterly Prepayment:
o	On the first day of the quarter, Customer will prepay QCSI $90,000
▪	Progress Report Payments:
o	At the end of month 1, QCSI will invoice for $55,000

o	At the end of month 2, QCSI will invoice for $55,000

o	At the end of month 3, QCSI will invoice for $55,000
▪	Milestone Payments:
o	Assume 3 Milestones have been identified for QX. The Milestone Payments are equally divided among the Milestones, therefore, the Milestone Payments for this QX example are, and invoiced upon Acceptance, pursuant to the terms of the Agreement:
o	Milestone 1 (to be completed by month 1) - $15,000

o	Milestone 2 (to be completed by month 2) - $15,000

o	Milestone 3 (to be completed by month 3) - $15,000
Notwithstanding anything to the contrary in this Work Order or the Agreement, Customer acknowledges and agrees that the actual professional Service hours worked by each category of consultant may not coincide directly or uniformly with the Resource Staffing Plan, or the Consultant Staffing Plan above.

QCSI shall provide Customer with periodic reports that disclose the number of hours of Professional Services utilized (on a weekly and cumulative basis) and the progress of this Work Order completed to date.

(B)	Fees for Out of Pocket, Travel and Related Expenses Customer shall reimburse QCSI for all expenses incurred by QCSI in connection with this Work Order in accordance with Section 3.3 of the Agreement.

(C)	Unused Prepayment
Upon completion or termination of the professional Services specified in this Work Order, Customer may, at its sole option, elect to have any unused Quarterly Prepayment applied to additional Professional Services or refunded to Customer. If the Quarterly Prepayment is not fully utilized within twelve (12) months from the date of receipt by QCSI, and Customer does not elect to have such unused Quarterly Prepayment refunded within such twelve (12) month period, such Quarterly Prepayment shall expire and is not refundable.
VI.	Effective Date of Work Order:

This Work Order shall become effective as of the date of last signature below (the “Effective Date”).

VII.	Expiration or Termination Date of Work Order:

This Work Order shall terminate upon the completion, in all material respects, of the professional Services contracted for hereunder (the “Expiration Date”), unless extended by a mutually agreed written amendment. Either party may terminate this Work Order prior to the Expiration Date; provided that the party requesting termination gives the other at least
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
thirty (30) days prior written notice. Upon termination, Customer agrees to pay any fees or costs accrued under this Work Order upon receipt of an invoice from QCSI.
The Parties hereby cause this Work Order to be executed on and as of the Effective Date.

QCSI Puerto Rico, Inc.			Triple-S, Inc.

By:	/s/ Jeffrey H. Margols	By:	/s/ Socorro Rivas

	Jeffrey H. Margols		Socorro Rivas

Print Name			Print Name

	CEO		President & CEO

Title			Title

	12/22/07		12/21/07

Date			Date
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
Exhibit A
Third Party Vendors
1.	McKesson Claim Check

2.	Ingenix iCES Facilities Interface

3.	Actek

4.	Avolent

5.	Microdyn
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S
Exhibit B
Identified Interfaces

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

1	Receive ID Card File	Flat Card v2007	ID CardNew	Flat Card v2007	QNXT	Outbound	WS	QNXT Adapter	Yes	Flat Card Id Card	QNXT FORMAT

2	Send Member Information	S.E.R.	Member	S.E.R.	QNXT	Inbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

3	Send ACH information	S.E.R.	ACH	S.E.R.	QNXT	Inbound	SQL	QNXT Adapter	Yes	Triple-S ACH	QNXT FORMAT

4	Eligibiliy Request Procesing	CLAIMS FOUNDATION SERVICES	Member	Faciledi	QNXT	Inbound	MQSeries	QNXT Adapter	No	270 Eligibility Request	270 Eligibility Request

5	Eligibiliy Response Procesing	CLAIMS FOUNDATION SERVICES	Member	Faciledi	QNXT	Outbound	MQSeries	QNXT Adapter	No	271 Eligibility Response	271 Eligibility Response

6	Claims Submission Procesing	CLAIMS FOUNDATION SERVICES	Claims	Faciledi	QNXT	Inbound	MQSeries	QNXT Adapter	No	837 Professional Claim	837 Professional Claim

7	Request Sponsor Information	SWPRI	Sponsor	SWPRI	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Sponsor	QNXT FORMAT

8	Send Premium Rates	SWPRI	Premium Rates	SWPRI	QNXT	Inbound	SQL	QNXT Adapter	Yes	Triple-S Premium	QNXT FORMAT

9	Send Sponsor Information	SWPRI	Sponsor	SWPRI	QNXT	Inbound	SQL	QNXT Adapter	Yes	Triple-S Sponsor	QNXT FORMAT

10	Send Authorization	CCMS	Authorizations	CCMS	QNXT	Inbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Referral	QNXT FORMAT

11	Send Authorization	CCMS	Authorizations	CCMS	QNXT	Inbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Admission	QNXT FORMAT

12	Send Authorization	CCMS	Authorizations	CCMS	QNXT	Inbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Admission Review	QNXT FORMAT

13	Receive Authorization	CCMS	Authorizations	CCMS	QNXT	Outbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Admission	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

14	Receive G/L Transactions	SMARTSTREAM	General Ledger Transaction	SMARTSTREAM	QNXT	Outbound	FTP	QNXT Adapter	Yes	SmartStream GL	QNXT FORMAT

15	Receive Billing Information	SES GROUPS BILLING	Billing	SES GROUPS BILLING	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Billing	QNXT FORMAT

16	Send Reconciliation Information	SES GROUPS BILLING	Accounts Receivable	SES GROUPS BILLING	QNXT	Inbound	SQL	QNXT Adapter	Yes	Triple-S AR	QNXT FORMAT

17	Receive Payment Information	ACOM3	Accounts Receivable	ACOM3	QNXT	Outbound	WS	QNXT Adapter	Yes	ACOM3 Payment	QNXT FORMAT

18	Receive Member Information	ACOM3	Member	ACOM3	QNXT	Outbound	WS	QNXT Adapter	Yes	ACOM3 Member	QNXT FORMAT

19	Receive A/R information	ACOM3	Accounts Receivable	ACOM3	QNXT	Outbound	WS	QNXT Adapter	Yes	ACOM3 AR	QNXT FORMAT

20	Send Premium Rates	STEPWISE	Premium Rates	STEPWISE	QNXT	Inbound	WS	QNXT Adapter	Yes	QNXT Premium	QNXT FORMAT

21	Send Member Information	REO — OBSTETRICS REGISTRY	Member	REO — OBSTETRICS REGISTRY	QNXT	Inbound	WS	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

22	Receive Provider Information	REO — OBSTETRICS REGISTRY	Provider	REO — OBSTETRICS REGISTRY	QNXT	Outbound	WS	QNXT Adapter	Yes	Triple-S Provider Group	QNXT FORMAT

23	Send Payment	E301-Banks	Accounts Receivable	E301-Banks	QNXT	Inbound	NDM	QNXT Adapter	Yes	Triple-S AR	QNXT FORMAT

24	Send Authorization	E307-FHCHS	Authorizations	E307-FHCHS	QNXT	Inbound	FTP	QNXT Adapter	Yes	FHCHS Authorization	QNXT FORMAT

25	Send COB information	E405-IKON	COB	E405-IKON	QNXT	Inbound	FTP	QNXT Adapter	Yes	IKON COB	QNXT FORMAT

26	Send Enrollment Error Information	E502-ASES	Member	E502-ASES	QNXT	Inbound	FTP	QNXT Adapter	Yes	ASES Error File	QNXT FORMAT

ASES Member
27	Send Query Response	E502-ASES	Member	E502-ASES	QNXT	Inbound	FTP	QNXT Adapter	Yes	Eligibility	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

28	Send Member Enrollment	E502-ASES	Member	E502-ASES	QNXT	Inbound	FTP	QNXT Adapter	Yes	ASES Enrollment	QNXT FORMAT

29	Send Payment Information	E502-ASES	Accounts Receivable	E502-ASES	QNXT	Inbound	FTP	QNXT Adapter	Yes	P820 Payment Detail	QNXT FORMAT

30	Send Member Enrollment	E105 — Electronic Enrollment	Member	E105 — Electronic Enrollment	QNXT	Inbound	FTP	QNXT Adapter	No	P834 Member Enrollment	834 Member Enrollment

31	Receive Enrollment Acknowlegde	E105 — Electronic Enrollment	Functional Acknowledge	E105 — Electronic Enrollment	QNXT	Outbound	FTP	QNXT Adapter	Yes	Triple-S Enrollment Acknowledge	QNXT FORMAT

32	Send Member Enrollment	E105 — Electronic Enrollment	Member	E105 — Electronic Enrollment	QNXT	Inbound	FTP	QNXT Adapter	Yes	Hewitt	QNXT FORMAT

33	Receive Enrollment Response	E105 — Electronic Enrollment	Member	E105 — Electronic Enrollment	QNXT	Outbound	FILE SYSTEM	QNXT Adapter	Yes	Triple-S Enrollment Response	QNXT FORMAT

34	Send Member Enrollment	E105 — Electronic Enrollment	Member	E105 — Electronic Enrollment	QNXT	Inbound	NDM	QNXT Adapter	Yes	P6001	QNXT FORMAT

35	Send Member Enrollment	E105 — Electronic Enrollment	Member	E105 — Electronic Enrollment	QNXT	Inbound	NDM	QNXT Adapter	Yes	Zimmer	QNXT FORMAT

36	Send Member Enrollment	E105 — Electronic Enrollment	Member	E105 — Electronic Enrollment	QNXT	Inbound	NDM	QNXT Adapter	Yes	Cingular	QNXT FORMAT

37	Send ACH information	E401-APPLICA	ACH	E401-APPLICA	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S ACH	QNXT FORMAT

38	Send Claims	E401-APPLICA	Claims	E401-APPLICA	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S Dental Claim	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

39	Send Claims	E401-APPLICA	Claims	E401-APPLICA	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S Institutional Claim	QNXT FORMAT

40	Send Claims	E401-APPLICA	Claims	E401-APPLICA	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S Host Claim	QNXT FORMAT

41	Send Claims	E401-APPLICA	Claims	E401-APPLICA	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

42	Send Authorization	E401-APPLICA	Authorizations	E401-APPLICA	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S Referral	QNXT FORMAT

43	Send Claims	E401-APPLICA	Claims	E401-APPLICA	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S Reinsburstment	QNXT FORMAT

44	Send Payment Information	EXXX-ELA Payment	Accounts Receivable	EXXX-ELA Payment	QNXT	Inbound	FTP	QNXT Adapter	Yes	Triple-S ACH	QNXT FORMAT

45	Send Paid Claims	E314-MC21	Claims	E314-MC21	QNXT	Inbound	FTP	QNXT Adapter	Yes	NCPDP	QNXT FORMAT

46	Request Provider Information	WEB PORTAL	Provider	WEB PORTAL	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Provider	QNXT FORMAT

47	Request Member Information	WEB PORTAL	Member	WEB PORTAL	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

48	Request Sponsor Information	WEB PORTAL	Sponsor	WEB PORTAL	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Sponsor	QNXT FORMAT

49	Request Claims History Information	WEB PORTAL	Claims	WEB PORTAL	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

50	Request A/R information	WEB PORTAL	Accounts Receivable	WEB PORTAL	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S AR	QNXT FORMAT

51	Request Authorization Information	WEB PORTAL	Authorizations	WEB PORTAL	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Authorization	QNXT FORMAT

52	Send Payment Information	WEB PORTAL	Accounts Receivable	WEB PORTAL	QNXT	Inbound	COM	QNXT Adapter	Yes	Triple-S Payment	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

53	Send Member Information	WEB PORTAL	Member	WEB PORTAL	QNXT	Inbound	COM	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

54	Send Sponsor Information	WEB PORTAL	Sponsor	WEB PORTAL	QNXT	Inbound	COM	QNXT Adapter	Yes	Triple-S Sponsor	QNXT FORMAT

55	Receive Claims	CLAIMS PAYMENT v2007	Claims	CLAIMS PAYMENT v2007	QNXT	Outbound	WS	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

56	Send Paid Claims	CLAIMS PAYMENT v2007	Claims	CLAIMS PAYMENT v2007	QNXT	Inbound	WS	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

57	Request Provider Information	CLAIMS PAYMENT v2007	Provider	CLAIMS PAYMENT v2007	QNXT	Outbound	WS	QNXT Adapter	Yes	Triple-S Provider	QNXT FORMAT

58	Send Paid Claims	E409-WHI	Claims	E409-WHI	QNXT	Inbound	FTP	QNXT Adapter	Yes	NCPDP	QNXT FORMAT

59	Receive Provider Information	E315-Mckesson	Provider	E315-Mckesson	QNXT	Outbound	FTP	QNXT Adapter	Yes	Mckesson Provider	QNXT FORMAT

60	Receive Provider Information	E314-MC21	Provider	E314-MC21	QNXT	Outbound	FTP	QNXT Adapter	Yes	MC21 Provider	QNXT FORMAT

61	Receive Provider Information	E401-APPLICA	Provider	E401-APPLICA	QNXT	Outbound	FTP	QNXT Adapter	Yes	APPLICA Provider	QNXT FORMAT

62	Receive Provider Information	E503-BCBSA	Provider	E503-BCBSA	QNXT	Outbound	FTP	QNXT Adapter	Yes	Provider Directory Format	QNXT FORMAT

63	Receive Billing Information	EXXX-ELA Billing	Billing	EXXX-ELA Billing	QNXT	Outbound	FTP	QNXT Adapter	Yes	Billing Bayamon	QNXT FORMAT

64	Receive Billing Information	EXXX-ELA Billing	Billing	EXXX-ELA Billing	QNXT	Outbound	FTP	QNXT Adapter	Yes	Billing Hacienda	QNXT FORMAT

65	Receive Billing Information	EXXX-ELA Billing	Billing	EXXX-ELA Billing	QNXT	Outbound	FTP	QNXT Adapter	Yes	Billing Policia	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

66	Receive Billing Information	EXXX-ELA Billing	Billing	EXXX-ELA Billing	QNXT	Outbound	FTP	QNXT Adapter	Yes	Billing San Juan	QNXT FORMAT

67	Receive A/R information	EXXX-Coupons	Accounts Receivable	EXXX-Coupons	QNXT	Outbound	FTP	QNXT Adapter	Yes	Coupons	QNXT FORMAT

68	Receive A/R information	EXXX-GBCS	Accounts Receivable	EXXX-GBCS	QNXT	Outbound	FTP	QNXT Adapter	Yes	GBCS AR	QNXT FORMAT

69	Receive Premium Payment Information	EXXX-GA Life	Accounts Receivable	EXXX-GA Life	QNXT	Outbound	FTP	QNXT Adapter	Yes	Triple-S Premium Payment	QNXT FORMAT

70	Receive Medicare Advantage Query	E502-ASES	Member	E502-ASES	QNXT	Outbound	FTP	QNXT Adapter	Yes	ASES Member Eligibility	QNXT FORMAT

71	Send ITS Home Claims	E503-BCBSA	Claims	E503-BCBSA	QNXT	Inbound	NDM	QNXT Adapter	No	ITS Submission	ITS Submission

72	Receive ITS Home Claims	E503-BCBSA	Claims	E503-BCBSA	QNXT	Outbound	NDM	QNXT Adapter	No	ITS Disposition	ITS Disposition

73	Receive Provider Information	CCMS	Provider	CCMS	QNXT	Outbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Provider	QNXT FORMAT

74	Receive Provider Groups	CCMS	Provider	CCMS	QNXT	Outbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Provider Practice Groups	QNXT FORMAT

75	Receive IPA	CCMS	Provider	CCMS	QNXT	Outbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Provider Practice Groups	QNXT FORMAT

76	Receive Facility	CCMS	Provider	CCMS	QNXT	Outbound	FILE SYSTEM	QNXT Adapter	Yes	CCMS Facility	QNXT FORMAT

77	Request Member Authentication	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

78	Receive ELA Renewal Transaction	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	No	Triple-S Member	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

79	Request Premium Rates Information	IVR	Premium Rates	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Premium	QNXT FORMAT

80	Request Member Information	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

81	Request ID Card	IVR	ID Card New	IVR	QNXT	Inbound	SQL	QNXT Adapter	Yes	Triple-S ID Card	QNXT FORMAT

82	Request A/R Information	IVR	Accounts Receivable	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S AR	QNXT FORMAT

83	Request Member Eligibility	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	No	Triple-S Member	QNXT FORMAT

84	Request Claims History Information	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

85	Request Coupon Book replacement	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

86	Request ID Card	IVR	ID Card New	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S ID Card	QNXT FORMAT

87	Receive Premium Payment	IVR	Accounts Receivable	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S AR	QNXT FORMAT

88	Request Claims Status(last 5)	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

89	Request Authorization Information	IVR	Authorizations	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Authorization	QNXT FORMAT

90	Request Member Upfront Deductible Status	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

91	Request Audit Trail	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

92	Request Provider Eligibility	IVR	Provider	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Provider	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

93	Receive Member Information	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

94	Request Special Coverage (Catastrophic) information	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

95	Request Provider Authentication	IVR	Provider	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Provider	QNXT FORMAT

96	Receive Authorization Request	IVR	Authorizations	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Authorization	QNXT FORMAT

97	Request Claim Status	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

98	Request Payment Information	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

99	Request Claims Payment Schedule	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

100	Request Fee Schedule Information	IVR	Fee Schedule	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Fee Schedule	QNXT FORMAT

101	Request RTP	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

102	Receive Authorization Request — Dummy	IVR	Authorizations	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Authorization	QNXT FORMAT

103	Request Upfront Deductible Status	IVR	Member	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member Accumulator	QNXT FORMAT

104	Request Provider Information	IVR	Provider	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Provider	QNXT FORMAT

105	Request Medicare - Payments Already Paid	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

106	Request RTP	IVR	Claims	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

107	Request Sponsor Authentication	IVR	Sponsor	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Sponsor	QNXT FORMAT

108	Request Sponsor Information	IVR	Sponsor	IVR	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Sponsor	QNXT FORMAT

109	Send Fee Schedule	CIMA	Fee Schedule	CIMA	QNXT	Inbound	WS	QNXT Adapter	Yes	Triple-S Fee Schedule	QNXT FORMAT

110	Request Fee Schedule	CIMA	Fee Schedule	CIMA	QNXT	Outbound	WS	QNXT Adapter	Yes	Triple-S Fee Schedule	QNXT FORMAT

111	Send Benefits Information	CIMA	Benefit	CIMA	QNXT	Inbound	WS	QNXT Adapter	Yes	Triple-S Benefits	QNXT FORMAT

112	Request Benefits Information	CIMA	Benefit	CIMA	QNXT	Outbound	WS	QNXT Adapter	Yes	Triple-S Benefits	QNXT FORMAT

113	Send PDF	CIMA	Benefit	CIMA	QNXT	Inbound	WS	QNXT Adapter	Yes	Triple-S PDF	QNXT FORMAT

114	Request PDF Information	CIMA	Benefit	CIMA	QNXT	Outbound	WS	QNXT Adapter	Yes	Triple-S PDF	QNXT FORMAT

115	Send RTP	CIMA	Claims	CIMA	QNXT	Inbound	WS	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

116	Request RTP	CIMA	Claims	CIMA	QNXT	Outbound	WS	QNXT Adapter	Yes	Triple-S Claim	QNXT FORMAT

117	Send Special Coverage Information	CCMS	Member	CCMS	QNXT	Inbound	FILE SYSTEM	QNXT Adapter	Yes	Triple-S Special Coverage	QNXT FORMAT

118	Request Member Information	WEB PORTAL	Member	WEB PORTAL	QNXT	Outbound	COM	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

119	Receive Provider Information	Providers MF	Provider	Mainframe	QNXT	Outbound	FTP	QNXT Adapter	Yes	Triple-S Provider	QNXT FORMAT

120	Receive Provider Information	Cactus	Provider	Cactus	QNXT	Outbound	SQL	QNXT Adapter	Yes	Cactus Provider	QNXT FORMAT

121	Receive Provider Information	Providers MF	Provider	Mainframe	QNXT	Outbound	FTP	QNXT Adapter	Yes	Triple-S Provider Group	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)

SOW PHASE I & II	Implementation Agreement QCSI and Triple-S

Service							Adapter	Adapter Back		Format
ID	Service	Application Id	Entity	Front End	Back End	Direction	Front End	End	Transformation	Front End	Format Back End

122	Receive Provider Information	Cactus	Provider	Cactus	QNXT	Outbound	SQL	QNXT Adapter	Yes	Cactus Provider Groups	QNXT FORMAT

123	Receive Provider Information	Providers MF	Provider	Mainframe	QNXT	Outbound	FTP	QNXT Adapter	Yes	Triple-S IPA	QNXT FORMAT

124	Receive Provider Information	Cactus	Provider	Cactus	QNXT	Outbound	SQL	QNXT Adapter	Yes	Cactus IPA	QNXT FORMAT

125	Receive Provider Information	Providers MF	Provider	Mainframe	QNXT	Outbound	FTP	QNXT Adapter	Yes	Triple-S Provider MA	QNXT FORMAT

126	Receive Provider Information	Cactus	Provider	Cactus	QNXT	Outbound	SQL	QNXT Adapter	Yes	Cactus Provider MA	QNXT FORMAT

127	Send Credentialing Data	Cactus	Provider	Cactus	QNXT	Inbound	SQL	QNXT Adapter	Yes	Cactus Credentialing	QNXT FORMAT

128	Send Acummulators Information	Transaction Driven	Member	Transaction Driven	QNXT	Inbound	MQSeries	QNXT Adapter	Yes	Triple-S Member Accumulator	QNXT FORMAT
129	Receive Acummulators Information	Transaction Driven	Member	Transaction Driven	QNXT	Outbound	MQSeries	QNXT Adapter	Yes	Triple-S Member Accumulator	QNXT FORMAT
130	Request Provider Information	IPA WEB	Provider	IPA WEB	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Provider	QNXT FORMAT

131	Request Member Information	IPA WEB	Member	IPA WEB	QNXT	Outbound	SQL	QNXT Adapter	Yes	Triple-S Member	QNXT FORMAT

132	Send Claims Adjustments	IPA WEB	Claims	IPA WEB	QNXT	Inbound	SQL	QNXT Adapter	Yes	Triple-S Claim Adjustment	QNXT FORMAT
Work Order – LEAP3
Revised 122107 (JD)